EXHIBIT 10.1

HC2 Holdings, Inc.
450 Park Avenue, 30th Floor
New York, New York 10022

MG Capital Parties
c/o MG Capital Management Ltd.
595 Madison Avenue, 29th Floor
New York, New York 10022
Attention: Michael Gorzynski
Email: mike@mgcapitalpartners.com
Telephone: +1-646-274-9610
July 5, 2020
Ladies and Gentlemen:
Reference is hereby made to that certain Cooperation Agreement, dated as of May 13, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Agreement”), by and among MG Capital Management Ltd., a Cayman Islands company limited by shares (“MG Capital”), Percy Rockdale LLC, a Michigan limited liability company (“Percy Rockdale”), Rio Royal LLC, a Michigan limited liability company (together with MG Capital and Percy Rockdale, the “MG Capital Parties”), and HC2 Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.
In connection with the Company’s announcement on June 11, 2020 that, effective as of such date, Philip A. Falcone is no longer serving as the Chief Executive Officer of the Company, the board of directors of the Company (the “Board”) has determined not to include Mr. Falcone in the Company’s slate of directors for its 2020 annual meeting of stockholders (the “2020 Annual Meeting”), scheduled to be held on July 8, 2020. In connection with the Agreement and the transactions contemplated thereby, and notwithstanding anything to the contrary contained in the Agreement, each of the MG Capital Parties and the Company agrees, as a result of the foregoing and certain other matters, that (i) notwithstanding Section 1(f) of the Agreement, Mr. Falcone will not be included on the 2020 Director Slate, (ii) notwithstanding Section 1(f) of the Agreement, the Board will take such actions as are necessary to reduce the size of the Board to six (6) directors, effective as of the completion of the 2020 Annual Meeting on July 30, 2020, (iii) the 2020 Annual Meeting will be convened on July 8, 2020, as set forth in Section 1(e) of the Agreement, but solely for purposes of adjourning the 2020 Annual Meeting to July 30, 2020, and (iv) notwithstanding sub-clause (iii) above and Section 10 of the Agreement, the Company shall reimburse the MG Capital Parties for fifty percent (50%) of any remaining Expenses (up to the Cap) on or before July 8, 2020, and the remaining fifty percent (50%) of any such Expenses (up to the Cap) on or before July 30, 2020. The parties hereby acknowledge and agree that nothing in this letter shall constitute a violation of the other terms and conditions of the Agreement.
Except as otherwise expressly provided herein, all of the terms, agreements and conditions of the Agreement remain unwaived and unchanged and continue in full force and effect. This letter is limited precisely as written and shall not be deemed to be a waiver of any other term, agreement or condition of the Agreement. The provisions of Sections 9, 11, 12 and 14 through 19 of the Agreement are hereby incorporated herein by reference, mutatis mutandis, as if set forth herein and shall apply to this letter. Any conflict arising between this letter and the Agreement shall be resolved in favor of the terms and intent of this letter.
[Signature Pages Follow]

Very truly yours,
HC2 HOLDINGS, INC.

By: /s/ Joseph A. Ferraro
        Name: Joseph A. Ferraro
        Title:  Chief Legal Officer

cc:   Richard J. Grossman (by email)
          Skadden, Arps, Slate, Meagher & Flom LLP

         Christopher P. Davis (by email)
          Kleinberg, Kaplan, Wolff & Cohen, P.C.

[Signature Page to MG Capital Letter Agreement]

Agreed and accepted as of the date first written above:

MG CAPITAL PARTIES:

MG Capital Management Ltd.
By: /s/ Michael Gorzynski
Name: Michael Gorzynski
Title: Sole Director

Percy Rockdale LLC
By: /s/ Michael Gorzynski
Name: Michael Gorzynski
Title: Sole Manager

Rio Royal LLC
By: /s/ Michael Gorzynski
Name: Michael Gorzynski
Title: Sole Manager
[Signature Page to MG Capital Letter Agreement]